UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PARATEK PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

On May 13, 2016, we appointed Ernst & Young LLP as our independent registered public accounting firm and dismissed CohnReznick LLP as our independent registered public accounting firm.

We are enclosing herewith Amendment No. 1 to our Definitive Proxy Statement in order to (i) withdraw Proposal 2 from the meeting agenda, which requested stockholders to ratify the selection by the Audit Committee of the Board of Directors of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2016, (ii) add Proposal 3 to the meeting agenda, which requests stockholders to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 and (iii) make certain technical amendments relating to the withdrawal of Proposal 2 and the addition of Proposal 3. For those stockholders who have requested paper copies of our proxy materials, we are also enclosing a revised proxy card.

To vote on Proposal 3, you may return the enclosed revised proxy card with your vote on Proposal 1 and Proposal 3, regardless of whether or not you already returned the original proxy card, or vote by telephone by calling 1-800-690-6903 and following the recorded instructions or via the Internet by going to http://www.voteproxy.com and following the instructions. If you already returned the original proxy card, by completing and returning the enclosed revised proxy card, you will replace the original proxy card in its entirety and only your votes as indicated on the revised proxy card will be counted. If you have already voted by telephone or over the Internet, you may simply vote again, using the same procedures.

If you are a stockholder in “street” or “nominee” name, you may submit new voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for issuing new instructions.

The receipt of your revised proxy or new voting instructions will revoke and supersede any proxy or voting instructions previously submitted. For additional information about changing your vote after submitting your proxy, please refer to pages 3-4 of the Definitive Proxy Statement.

If you have already voted and do not submit a revised proxy or new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to Proposal 1 but will not be counted in determining the outcome of Proposal 3.

If you have not yet submitted your proxy, please follow the original instructions on your Notice of Internet Availability of Proxy Materials or return the enclosed proxy card to submit your vote.

Your vote is important to us. We appreciate your attention to this matter.

By Order of the Board of Directors,

William M. Haskel

Corporate Secretary

EXPLANATORY NOTE

On May 13, 2016, the Board of Directors of Paratek Pharmaceuticals, Inc. (the “Company”) approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and notified CohnReznick LLP that they were dismissed as the Company’s independent registered public accounting firm. The Company filed a Current Report on Form 8-K reporting this change on May 16, 2016.

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to withdraw Proposal 2 and add Proposal 3 in the Company’s definitive proxy statement filed with the SEC on April 22, 2016 (the “Definitive Proxy Statement”) to reflect the submission of the appointment of Ernst & Young LLP for ratification by the Company’s stockholders. This Amendment No. 1 amends only those items set forth or described below, and all other items in the Definitive Proxy Statement are incorporated herein by reference without changes.

CHANGES TO DEFINITIVE PROXY STATEMENT

1.	All references to “CohnReznick LLP” in the “Notice of Annual Meeting of Stockholders” and “Questions and Answers About these Proxy Materials and Voting” sections of the Definitive Proxy Statement are amended to read “Ernst & Young LLP.”

2.	All references to “Proposal 2” in the “Questions and Answers About these Proxy Materials and Voting” sections of the Definitive Proxy Statement are amended to read “Proposal 3.”

3.	Proposal 3, as set forth below, is added to the Definitive Proxy Statement.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should such representative desire to do so and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Paratek and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 13, 2016, the Company dismissed CohnReznick LLP as its independent registered public accounting firm. The Audit Committee approved the dismissal of CohnReznick LLP. A representative of CohnReznick LLP is not expected to be present at the Annual Meeting.

Effective August 19, 2014, Old Paratek, the accounting acquiror in the Merger, engaged CohnReznick LLP as its independent registered public accounting firm. During the fiscal years ended December 31, 2013, and the subsequent interim period through August 19, 2014, we did not, nor did anyone on our behalf, consult with CohnReznick LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that CohnReznick LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Following the closing of the Merger, on November 20, 2014, the Audit Committee approved the engagement of CohnReznick LLP as the combined company’s independent registered public accounting firm. During the fiscal year ended December 31, 2013, and the subsequent interim period through November 20, 2014, we did not, nor did anyone on our behalf, consult with CohnReznick LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that CohnReznick LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The reports of CohnReznick LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 and on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 13, 2016 there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with CohnReznick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of CohnReznick LLP would have caused CohnReznick LLP to make reference thereto in its reports on the consolidated financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We have furnished the foregoing disclosure to CohnReznick LLP.

On May 13, 2016, the Company engaged Ernst & Young LLP as its new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 13, 2016 we did not, nor did anyone on our behalf, consult with Ernst & Young LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Ernst & Young LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We have furnished the foregoing disclosure to Ernst & Young LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents the fees for professional services earned by CohnReznick LLP for services rendered for the fiscal years ended December 31, 2014 and 2015, respectively:

	2014		2015
Audit Fees	$312,521	(1)	$494,040	(2)
Audit-Related Fees	—		—
Tax Fees	—		—
All Other Fees	—		—

Total	$312,521		$494,040

(1)	2014 Audit Fees consist of services relating to the audit of our consolidated annual financial statements.
(2)	2015 Audit fees consist of fees for the audit of our consolidated financial statements, reviews of our interim financial statements and the audit of the effectiveness of our internal control over financial reporting. Audit fees also include related services that are normally provided in connection with registration statements and securities offerings during 2015, such as preparation of comfort letters and consents.

OTHER AUDITORS

PricewaterhouseCoopers LLP

On April 17, 2014, PricewaterhouseCoopers LLP, or PwC, resigned as the independent registered public accounting firm of Old Paratek.

The reports of PwC on Old Paratek’s financial statements for the fiscal years ended December 31, 2010 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report of PwC on Old Paratek’s financial statements for the fiscal year ended December 31, 2011 contained an explanatory paragraph which noted that there was substantial doubt about the ability of Old Paratek to continue as a going concern. PwC has not audited any of our financial statements of as of any date or for any period subsequent to December 31, 2011.

During the two fiscal years ended prior to PwC’s resignation, December 31, 2012 and 2013, and the subsequent interim period through April 17, 2014, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between Old Paratek and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on Old Paratek’s financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We have furnished the foregoing disclosure to PwC.

Mayer Hoffman McCann P.C.

On May 19, 2014, Old Paratek engaged Mayer Hoffman McCann P.C., or Mayer Hoffman, as its independent registered public accounting firm. During the fiscal years ended December 31, 2012 and 2013, and the subsequent interim period through May 19, 2014, neither Old Paratek nor anyone on its behalf consulted with Mayer Hoffman, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on Old Paratek’s financial statements, and neither a written report nor oral advice was provided to Old Paratek that Mayer Hoffman concluded was an important factor considered by Old Paratek in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We have furnished the foregoing disclosure to Mayer Hoffman.

Ernst & Young LLP

The following table presents the fees for professional services earned by Ernst & Young LLP, Transcept’s independent registered public accounting firm, for services rendered for the fiscal year ended December 31, 2014:

	2014
Audit Fees	$348,808	(1)
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

Total	$348,808

(1)	Audit Fees consist of services relating to the audit of Trancept’s consolidated annual financial statements.

Ernst & Young LLP served as the independent registered public accounting firm for the audit of the Transcept financial statements for the fiscal years ended December 31, 2013 and 2014 through the closing of the Merger. On November 12, 2014, following the closing of the Merger, the Audit Committee approved the dismissal of Ernst & Young LLP.

The reports of Ernst & Young LLP on Transcept’s financial statements for the fiscal years ended December 31, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of Transcept’s financial statements for the two fiscal years ended December 31, 2012 and 2013, and the subsequent interim period through November 12, 2014, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between Transcept and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in its reports on the financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2012 and 2013, and the subsequent interim periods through November 12, 2014.

We have furnished the foregoing disclosure to Ernst & Young LLP.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining their independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 8, 2016

This Amendment No. 1, the Definitive Proxy Statement, and the Company’s Annual Report for the fiscal year ended December 31, 2015 are available at www.proxyvote.com or in the “Investors” section of our website at www.paratekpharma.com.

VOTE BY INTERNET - www.proxyvote.com
PARATEK PHARMACEUTICALS, INC. 75 PARK PLAZA, 4TH FLOOR BOSTON, MA 02116	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E11612-P78543            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PARATEK PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		☐	☐	☐

Nominees:
01) Thomas J. Dietz, Ph.D. 02) Evan Loh, M.D. 03) Timothy R. Franson, M.D.

The Company has withdrawn the following proposal:						For	Against	Abstain
2. To ratify the selection by the Audit Committee of the Board of Directors of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2016.						☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:
3. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Amendment No. 1 and Form 10-K are available at www.proxyvote.com.

E11613-P78543

PARATEK PHARMACEUTICALS, INC.

This proxy is solicited by the Board of Directors

Annual Meeting of Stockholders

June 8, 2016, 8:00 AM Eastern Daylight Time

The stockholder(s) hereby appoint(s) William M. Haskel and Douglas W. Pagán, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Paratek Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M., Eastern Daylight Time on June 8, 2016, at the offices of Ropes & Gray LLP located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, and any adjournment, continuations or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSAL 3 AND AT THE PROXYHOLDER’S DISCRETION, ON SUCH OTHER MATTERS, IF ANY, THAT MAY COME BEFORE THE ANNUAL MEETING.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side